SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

                                 -----------------

                          DWS Large Company Growth Fund

The following information replaces information in "The Fund's Main Investment Strategy" section of the fund's prospectuses:

The fund seeks long-term growth of capital.

The fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large US companies that are similar in size to the companies in the Russell 1000 Growth Index (as of October 31, 2008, the Russell 1000 Growth Index had a median market capitalization of $3.58 billion). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities.

The fund may also invest up to 20% of its assets in stocks and other securities of companies not publicly traded in the United States.

The portfolio managers may favor different types of securities from different industries and companies at different times.

In choosing stocks, the portfolio managers begin by utilizing a proprietary quantitative model to rank stocks based on a number of factors including valuation and profitability. The portfolio managers also apply fundamental techniques to identify companies that display above-average earnings growth compared to other companies and that have strong product lines, effective management and leadership positions within core markets. The factors considered and models used by the portfolio managers may change over time.


February 20, 2009                                         [DWS Investments Logo]
DLCGF-3603                                                   Deutsche Bank Group

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The portfolio managers will normally sell a stock when they believe its price is unlikely to go higher, the company's fundamentals have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on a given industry.

Other Investments. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

In particular, the fund may use futures, options and covered call options.

Securities Lending. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.








               Please Retain This Supplement for Future Reference



February 20, 2009
DLCGF-3603

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